SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      May 20, 1996

                         HEALTHY PLANET PRODUCTS, INC.
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               (Exact Name of Registrant as specified in charter)

          Delaware                   1-13048                   94-2601764
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(State or other jurisdic-          (Commission              (IRS Employer
  tion of incorporation)           File Number)             Identification No.)


1700 Corporate Circle, Petaluma, California                           94954
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (707) 778-2280
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         (Former name or former address, if changed since last report).

Item 5. Other Events.

     On May 20, 1996, Healthy Planet Products, Inc. announced its intention to reacquire, in open market transactions, up to 100,000 shares of its Common Stock subject to and in compliance with the provisions and limitations of Rule 10b-18 of the Securities Exchange Act of 1934 and the Rules of the American Stock Exchange. Repurchases, if any, may be made from time to time at prevailing market prices. Repurchases may commence at any time after May 21, 1996 and may be discontinued at any time. The Company will not solicit the purchase of any of its Common Stock or otherwise tender for the purchase of any of its Common Stock. The source of funds for the repurchase of any shares will be from the Company's working capital, and any shares repurchased will be held in treasury. Any shares repurchased by the Company may be utilized in connection with any future acquisition opportunity or corporate transaction.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEALTHY PLANET PRODUCTS, INC.


                                       By: /s/ Bruce A. Wilson
                                           ----------------------
                                           Bruce A. Wilson, President, Chief
                                           Executive, Chief Operating and Chief
                                           Financial Officer

Dated: May 20, 1996

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